EXHIBIT 10

                             ACQUISITION AGREEMENT

     This Agreement, entered into this 27th day of January, by, between and among Zynex Medical Holdings, Inc. (Formerly Fox River Holdings, Inc.), a Nevada corporation (hereinafter the "Purchaser"), and Thomas Sandgaard, the sole Shareholder (hereinafter the "Shareholder") of Zynex Medical, Inc., a Colorado corporation (hereinafter the "Company").

                                  Witnesseth:

     WHEREAS, Purchaser wishes to acquire, and Shareholder is willing to transfer, all of the outstanding stock of the Company in exchange for common stock of the Purchaser;

     NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser and Shareholder approve and adopt this Acquisition Agreement and mutually covenant and agree with each other as follows:

                                   ARTICLE I
                Shares to be Transferred and Shares to be Issued

     1.01 (a) On the closing date the Shareholder shall transfer to Purchaser a certificate or certificates for the number of shares of the common stock of the Company described in Schedule "A", attached hereto and incorporated herein, which in the aggregate shall represent all of the issued and outstanding shares of stock of the Company. Such certificate(s) shall be duly endorsed in blank by Shareholder or accompanied by a duly executed stock power in blank with the signature guaranteed. Alternatively, the Shareholder may assign his rights to the shares if the shares have not been physically issued in the form of stock certificates, or if the certificates have been lost.

          (b) In exchange for the transfer of the common stock of the Company pursuant to sub-section 1.01(a) hereof, Purchaser shall on the closing date and contemporaneously with such transfer of the common stock of the Company to it by the Shareholder, or rights thereto, issue and deliver to the Shareholder the number of shares of common stock of the Purchaser specified on Schedule "B" hereof.

     2.02 The parties intend that this acquisition and exchange of shares is to be a "tax free" exchange/transaction pursuant to Section 368(a)(1)(b) of the Internal Revenue Code of the United States.

                                 ARTICLE II
                Representations and Warranties of Shareholder

     2.01  Ownership of Stock.

     Shareholder is the record owner and holder of the number of fully paid and non-assessable shares of the Company listed in Schedule "A" hereto as of the date hereof and will continue to own such shares of the stock of the Company until the delivery thereof to the Purchaser on the closing date and all such shares of stock are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. The Shareholder will have full power and authority to assign and transfer his shares of the Company in accordance with the terms hereof.

                                 ARTICLE III
      Representations and Warranties of the Company and the Shareholder


     3.01  Capitalization

     Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the stock of the Company owned by Shareholder, except that the Company has entered into a subscription agreement with Stalwart Investments, LLC, a copy of which has been provided to Purchaser.

     3.02  Organization and Authority.

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Company is presently qualified to do business in the State of Colorado.

           (b) The outstanding shares of the Company are legally and validly issued, fully paid and non-assessable.

           (c) The Company does not own five percent (5%) or more of the outstanding stock of any corporation, except as set forth in Draft Number 8 of the Company's Confidential Private Placement Memorandum dated September ___, 2003 (the "Disclosure Statement").

           (d) The minute book of the Company made available to Purchaser contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Company.

           (e) The Disclosure Statement contains a list of the officers, directors and shareholders of the Company and copies of the articles of incorporation and by-laws currently in effect of the Company.

           (f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholder of the Company, violate any provision of the certificate/articles of incorporation or bylaws of the Company, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

           (g) The authorized capital stock of the Company is one hundred million (100,000,000) shares of common stock, $.000001 par value, of which approximately one million (1,000,000) shares of such stock will be issued and outstanding at the time of closing.

     3.03  Financials.

           (a) Un-audited financial statements (hereafter "financial statements") of the Company as of December 31, 2001 and 2002, and for the years then ended, and as of June 30, 2003 and for the six months then ended, have been delivered by the Company to the Purchaser. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of the Company as of its date and for the periods covered.

           (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Company shown on the books of account on the statement date and as incurred in the normal course of business since that date, are collectible in the normal course of business.

           (c) The Company has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property. Any encumbrances will be included in the attached Disclosure Statement.

           (d) All currently used property and assets of the Company, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

     3.04 Changes Since the Statement Date. Since the financial statement date, except as disclosed in the Disclosure Statement, there will not have been any material negative change in the financial position or assets of the Company.

     3.05 Liabilities. To the best of the knowledge of management, there are no material liabilities of the Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Company, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Disclosure Statement. There are no such liabilities of the Company which have arisen or relate to any transaction of the Company, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of the Company, and none of which have a material adverse effect on the business or financial condition of the Company, except as disclosed in the Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Company, except as disclosed in the Disclosure Statement.

     3.06 Taxes. All federal, foreign, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Company, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

     3.07 Accuracy of All Statements Made by Company. No representation or warranty by the Company and Shareholder in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of the Shareholder pursuant to this Agreement, nor any document or certificate delivered to Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

     3.08 Limitation of Subsequent Corporate Actions. It is expressly understood and agreed that the Company, and its affiliates and Shareholder, will take all steps necessary to insure that with respect to the operations of the Purchaser the following:

          1. For a period of eighteen months following the Acquisition, a) there shall be no reverse split, and b) the assets existing Company shall remain in place as part of the business operations; and

          2. For a period of twelve months following the Acquisition, the Purchaser will not undertake to register any shares pursuant to Form S-8.

                                  ARTICLE IV
                   Representations and Warranties of Purchaser

     Purchaser represents and warrants as follows:

     4.01  Capitalization

     Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the stock of the Purchaser.

     4.02  Organization and Authority.

           (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Purchaser is presently qualified to do business Nevada.

           (b) The outstanding shares of the Purchaser are legally and validly issued, fully paid and non-assessable.

           (c) The Purchaser does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

           (d) The minute book of the Purchaser made available to the Company and Shareholder contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Purchaser.

           (e) The stock records of the Purchaser made available to the Company and Shareholder contain complete and accurate records maintained by the Purchaser's transfer agent

           (f) The Disclosure Statement contains a list of the officers, directors and shareholders of the Purchaser and copies of the articles of incorporation and by-laws currently in effect of the Purchaser.

           (g) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not violate any provision of the certificate/articles of incorporation or bylaws of the Purchaser, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Purchaser is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

           (h) The authorized capital stock of the Purchaser is one hundred million (100,000,000) shares of common stock, $0.001 par value, of which twenty-two million one hundred and fifty thousand five (22,155,000) shares of such stock will be issued and outstanding at the time of closing, and ten million (10,000,000) shares of preferred stock, $0.001 par value, of which no shares will be outstanding at the time of the closing.

           (i) Purchaser represents that at the time of closing it will have no assets or liabilities other than that which is reflected in its audited financial statements.

           (j) Purchaser is, and at the time of the closing will be, current in all of its filings under the Securities Exchange Act of 1934, as amended, and such filings fully comply with applicable requirements.

           (k) Purchaser represents that at the time of closing it has taken all necessary steps to comply with all applicable state and federal securities laws and regulations and that, to the knowledge of the Purchaser, at the time of closing, there is no litigation, arbitration, governmental or other proceeding (formal or informal), claim or investigation pending or threatened, with respect to the Purchasers compliance with any and all applicable securities laws and regulations.

     4.03 Performance of This Agreement. The execution and performance of this Agreement and the issuance of stock contemplated hereby has been authorized by the board of directors of Purchaser.

     4.04  Financials.

           (a) True copies of the audited financial statements of the Purchaser as of September 30, 2002 have been delivered by the Purchaser.

These statements have been examined and certified by Bierwolf, Nilson and Associates, certified public accountants. Unaudited Interim financial statements through June 30, 2003, which have been reviewed by Purchaser's auditors, have also been delivered to the Company,. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition and earnings of the Purchaser for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

           (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Purchaser shown on financial statement, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

           (c) The Purchaser has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the aforementioned balance sheet, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of such property.

     4.05 Changes Since Date of Financial Statements. Since the date of the financial statements, except as disclosed in writing, there has not been any material change in the financial position or assets of the Purchaser.

     4.06 Liabilities. To the best of the knowledge of management, there are no material liabilities of the Purchaser, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Purchaser, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Disclosure Statement. There are no such liabilities of the Purchaser which have arisen or relate to any transaction of the Purchaser, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of the Purchaser, and none of which have a material adverse effect on the business or financial condition of the Purchaser, except as disclosed in the Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Purchaser, except as disclosed in the Disclosure Statement.

     4.07 Taxes. All federal, foreign, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Purchaser, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Purchaser, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Purchaser since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

     4.08 Accuracy of All Statements Made by Purchaser. No representation or warranty by the Purchaser in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by the Purchaser pursuant to this Agreement, nor any document or certificate delivered to the Company or the Shareholder pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

     4.09 Legality of Shares to be Issued. The shares of common stock of Purchaser to be delivered pursuant to this Agreement, when so delivered, will have been duly and validly authorized and issued by Purchaser and will be fully paid and non-assessable.

     4.10 No Covenant as to Tax Consequences. It is expressly understood and agreed that neither Purchaser nor its officers or agents have made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this Agreement or the tax consequences of any action pursuant to or growing out of this Agreement.

                                  ARTICLE V
                     Covenants of Company and Shareholder

     5.01 Access to Information. Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of the Company, and the Company shall furnish or cause to be furnished to Purchaser and its authorized representative all information with respect to the affairs and business of the Company as Purchaser may reasonably request.

     5.02 Actions Prior to Closing. From and after the date of this Agreement and until the closing date, the Company shall not materially alter its business.

                                  ARTICLE VI
                             Covenants of Purchaser

     6.01 Access to Information. The Company and Shareholder and their authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of the Purchaser, and the Purchaser shall furnish or cause to be furnished to the Company and Shareholder or their authorized representatives all information with respect to its affairs and business of the Purchaser as the Company and Shareholder or their representatives may reasonably request.

     6.02 Actions Prior to Closing. From and after the date of this Agreement and until the closing date, the Purchaser shall not materially alter its business or incur any liabilities except as consented to by the Company and Shareholder in writing.

                                  ARTICLE VII
                 Conditions Precedent to Purchaser's Obligations

     Each and every obligation of Purchaser to be performed on the closing date shall be subject to the satisfaction of the Purchaser of the following conditions:

     7.01 Truth of Representations and Warranties. The representations and warranties made by the Company and Shareholder in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

     7.02 Compliance with Covenants. Shareholder and the Company shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by them prior to or on the closing date, including the delivery of the closing documents specified hereafter.

     7.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholder, the Company or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     7.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     7.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Company to conduct its business or the earning power thereof on the same basis as in the past.

     7.06 Accuracy of Financial Statement. Purchaser and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Company furnished to Purchaser herewith.

     7.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Purchaser may request shall have been delivered to Purchaser. The Company and the Shareholder shall have delivered certificates in such detail as Purchaser may request as to compliance with the conditions set forth in this Article 6.

                                 ARTICLE VIII
     Conditions Precedent to Obligations of the Company and Shareholder

     Each and every obligation of the Company and Shareholder to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions:

     8.01 Truth of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true at and as of the closing date as though such representations and warranties were made at and as of the transfer date.

     8.02 Purchaser's Compliance with Covenants. Purchaser shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the closing date.

     8.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Purchaser, or any of the affiliates, associates, officers or directors of the Purchaser seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     8.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     8.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Purchaser to conduct its business or the earning power thereof on the same basis as in the past.

     8.06 Accuracy of Financial Statements. The Company and the Shareholder shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Purchaser furnished to the Company herewith.

     8.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Company may request shall have been delivered to the Company. The Purchaser shall have delivered certificates in such detail as the Shareholder may request as to compliance with the conditions set forth in this Article 8.

     8.08 Cancellation of Shares. The President of the Purchaser shall have agreed to the cancellation of all but 5,000 shares of common stock currently held by him effective as of the closing of the Acquisition.

     8.08 Legal Opinion. The Company and Shareholder shall have received an opinion of Purchaser's counsel as to certain legal matters in form and content acceptable to counsel to the Company and Shareholder.

                                 ARTICLE IX
                               Indemnification

     The Shareholder and the Company shall indemnify Purchaser for any loss, cost, expense or other damage suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by the Company herein. Purchaser shall indemnify and hold the Shareholder and the Company harmless from and against any loss, cost, expense or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty or agreement made by Purchaser herein.

                                 ARTICLE X
                          Security Act Provisions

     10.01 Restrictions on Disposition of Shares. Shareholder covenants and warrants that the shares received are acquired for his own accounts and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transaction which, in the opinion of counsel, acceptable to Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the certificates of common stock of the Purchaser at the time of distribution of such shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

     10.02 Notice of Limitation Upon Disposition. The Shareholder is aware that the shares distributed pursuant to this Agreement will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, Shareholder will probably have to retain such shares for a period of at least one year and at the expiration of such one year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if the Purchaser is current in its filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of the Purchaser. Additionally, "affiliates" owning shares will be subject to additional restrictions limiting sales.

     10.03 Limited Public Market for Common Shares. The Shareholder acknowledges that the common shares being issued pursuant to this agreement currently have a limited public market in which the shares may be liquidated and there is no assurance that such pubic market will grow or develop.

                                  ARTICLE XI
                                   Closing

     11.01 Time. The closing of this transaction ("closing") shall be effective on such date set by the parties. Such date is referred to in this agreement as the "closing date."

     11.02 Documents To Be Delivered by Shareholder. At the closing Shareholder shall deliver to Purchaser the following documents:

           (a) Certificate(s) or assignment(s) for all shares of stock of the Company in the manner and form required by sub-section 1.01 hereof.

           (b) A certificate signed by the President of the Company that the representations and warranties made by the Company in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that Shareholder and the Company have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

           (c) A copy of the by-laws of the Company certified by its secretary and a copy of the articles of incorporation, and any amendments thereto, of the Company.

           (d) A certificate or letter from Shareholder evidencing the taking of the shares in accordance with the provisions of this agreement and his understanding of the restrictions thereunder.

           (e) Such other documents of transfer, certificates of authority and other documents as Purchaser may reasonably request.

           (f) A certified copy of the duly adopted resolutions of the board of directors of the Company authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

     11.03 Documents To Be Delivered by Purchaser. At the closing Purchaser shall deliver to Shareholder the following documents:

           (a) A Certificate for the number of shares of common stock of Purchaser as determined in Article 1 hereof.

           (b) A certified copy of the duly adopted resolutions of the board of directors of Purchaser authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

           (c) A certificate signed by the President of the Purchaser that the representations and warranties made by the Purchaser in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that the Purchaser has performed and complied with all of its obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

           (d) Documents for the appointment of new management and the resignation of current management.

           (e) Duly executed documents evidencing the surrender for cancellation of all but 5,000 shares of common stock of the Purchaser held by the President of the Purchaser.

           (f) The opinion of Purchaser's counsel as required by Section 8.09 of this Agreement.

                                 ARTICLE XII
                         Termination and Abandonment

     This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the closing date, or on a post closing basis as provided previously herein:

           (a)  By mutual consent of Purchaser and the Shareholder;

           (b) By Purchaser if any of the conditions provided for in Article 7 of this Agreement have not been met and have not been waived in writing by Purchaser.

           (c)  By the Company if any of the conditions provided for in
Article 8 of this Agreement have not been met and have not been waived in writing by the Company.

     In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.

                                 ARTICLE XIII
                                 Miscellaneous

     1. Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

         (a) If to the Company or the Shareholder, to Thomas Sandgaard, at 8100 South Park Way, Suite A-1 Littleton, Colorado 80120, or to such other person and place as the Company shall furnish to Purchaser in writing, with a copy to Stanley F. Freedman , at Krys Boyle, P.C. 600 Seventeenth Street, Suite 2700 South, Denver Colorado 80202.

         (b) If to Purchaser, to Paul Beatty, c/o Nathan W. Drage, P.C., 4766 Holladay Blvd., Holladay, Utah 84117, or to such other person and place as Purchaser shall furnish to Company in writing.

      2. Announcements. Announcements concerning the transactions provided for in this Agreement by either the Company or Purchaser shall be subject to the approval of the other in all essential respects, except that the approval of the Company shall not be required as to any statements and other information which Purchaser may submit to its shareholders.

      3. Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Nevada, United States of America.

     4. Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

     5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

     6. Holidays. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Nevada, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

     7. Computation of Time. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

     8. Governing Law and Venue. This Agreement shall be governed by and interpreted pursuant to the laws of the Sate of Nevada. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within the State of Nevada and in no other place.

     9. Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

     10. No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

     11. Rights are Cumulative. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Nevada.

     12. Waiver. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

     13. Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

     14. Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

     15. Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

     16. Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     17. Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until the Shareholder and the Company have become signatories hereto.

     IN WITNESS WHEREOF, the parties hereto executed the foregoing Acquisition Agreement as of the day and year first above written.

PURCHASER:                         Zynex Medical Holdings, Inc.


                                   By: /s/ Paul Beatty
                                      Paul Beatty, President




COMPANY:                           Zynex Medical, Inc.


                                   By: /s/ Thomas Sandgaard
                                      Thomas Sandgaard , President


SHAREHOLDER:                          /s/ Thomas Sandgaard
                                      Thomas Sandgaard

                                   SCHEDULE A

            Name                         Shares To Be Purchased

      Thomas Sandgaard                         1,000,000



















                                   SCHEDULE B

            Name                         Shares To Be Issued

      Thomas Sandgaard                        19,500,000